UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2020

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

PSEG Power LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated
Common Stock without par value	PEG	New York Stock Exchange
PSEG Power LLC
8.625% Senior Notes, due 2031	PEG31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The information contained in Item 8.01 Other Events in this combined Form 8-K is separately filed, as noted, by Public Service Enterprise Group Incorporated (“PSEG”) and PSEG Power LLC (“PSEG Power”). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSEG Power makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 8.01.	Other Events.
On November 23, 2020, PSEG announced that it commenced an offer to exchange (as amended, the “Exchange Offer”) up to $500 million aggregate principal amount of new 8 5/8% senior notes due 2031 of PSEG (the “PSEG Notes”) for any and all of the outstanding $500 million aggregate principal amount of 8 5/8% senior notes due 2031 of PSEG Power (the “Power Notes”) held by eligible holders pursuant to the terms and conditions set forth in the Offer to Exchange and Consent Solicitation Statement, dated November 23, 2020, as supplemented by Supplement No. 1 thereto, dated December 8, 2020 (the “Offer to Exchange”). The Exchange Offer expired as of 11:59 p.m., New York City time, on December 21, 2020.
On December 23, 2020, PSEG completed the Exchange Offer. Of the total aggregate principal amount of Power Notes outstanding,
$95,744,000, or 19.15%, were

exchanged for PSEG Notes. The PSEG Notes were issued pursuant to PSEG’s indenture, dated as of November 1, 1998 (as amended and supplemented from time to time), between the Company and U.S. Bank National Association, as successor trustee to First Union National Bank.
The Exchange Offer has expired, and is no longer open to participation by any eligible holders of the Power Notes. The Exchange Offer was not registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. In connection with the settlement of the PSEG Notes issued in the Exchange Offer, PSEG entered into a Registration Rights Agreement, dated as of December 23, 2020, among the Company and the dealer managers named therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: December 23, 2020
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: December 23, 2020